                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 5, 2000

                               NVIDIA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             000-23985                               94-3177549
      (Commission File No.)             (I.R.S. Employer Identification No.)

                               3535 Monroe Street
                             Santa Clara, CA  95051
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 615-2500

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.


               Exhibit No.  Description

               1.1          Form of Underwriting Agreement.

               4.1 Form of Indenture to be entered into between NVIDIA and Chase Manhattan Bank and Trust Company, as Trustee.

               4.2 Form of Supplemental Indenture No. 1 to be entered into between NVIDIA and Chase Manhattan Bank and Trust Company, as Trustee.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         NVIDIA Corporation

Dated:  October 5, 2000                  By:  /s/ Christine B. Hoberg
                                            -------------------------
                                            Christine B. Hoberg
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION

1.1                  Form of Underwriting Agreement.

4.1 Form of Indenture to be entered into between NVIDIA and Chase Manhattan Bank and Trust Company, as Trustee.

4.2 Form of Supplemental Indenture No. 1 to be entered into between NVIDIA and Chase Manhattan Bank and Trust Company, as Trustee.